UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2023

Coinbase Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40289	46-4707224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of principal executive offices)	(Zip Code)
Not Applicable(1)
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	COIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

(1) We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2023, Coinbase Global, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”). At the start of the Annual Meeting, there were 110,044,438 shares of the Company’s Class A Common Stock, par value $0.00001 (the “Class A Common Stock”) and 47,521,699 shares of the Company’s Class B Common Stock, par value $0.00001 (the “Class B Common Stock”) present virtually or by proxy, together representing 92.94% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, the holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 18, 2023 (the “Record Date”) and the holders of the Company’s Class B common stock were entitled to twenty votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect Frederick Ernest Ehrsam III, Kathryn Haun, Kelly A. Kramer, Tobias Lütke, Gokul Rajaram, and Fred Wilson to serve until the Company’s 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified.
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The final voting results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frederick Ernest Ehrsam III	995,806,922	23,437,718	41,233,778
Kathryn Haun	1,000,091,297	19,153,343	41,233,778
Kelly A. Kramer	997,174,610	22,070,030	41,233,778
Tobias Lütke	1,018,623,215	621,425	41,233,778
Gokul Rajaram	993,072,859	26,171,781	41,233,778
Fred Wilson	997,055,267	22,189,373	41,233,778

Each of the six nominees for director was elected to serve until the Company’s 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,059,879,523	458,440	140,455	—

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COINBASE GLOBAL, INC.

Date: June 21, 2023	By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer